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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) April 29, 2004



                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


             Delaware                     1-10702              34-1531521
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   (State or Other Jurisdiction         (Commission           (IRS Employer
         of Incorporation)             File Number)        Identification No.)



 500 Post Road East, Suite 320, Westport, Connecticut            06880
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       (Address of Principal Executive Offices)                (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 9.  Regulation FD Disclosure.

         Terex Corporation ("Terex") issued a press release dated April 29, 2004, announcing that it will participate in the Smith Barney Citigroup Small and Mid-Cap Conference in Las Vegas, Nevada on May 5, 2004. This will include a presentation by Phillip Widman, Senior Vice President and Chief Financial Officer of Terex, and Tom Gelston, Terex's Director of Investor Relations. A live webcast of this presentation will be available at 4:45 p.m. (PDT) on May 5, 2004 on Terex's website, www.terex.com, under the Investor Relations section. A replay of this webcast will also be available at the same website for ninety days following the live webcast.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 29, 2004


                                TEREX CORPORATION


                                 By:    /s/ Eric I Cohen
                                        Eric I Cohen
                                        Senior Vice President